SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

CAPE BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33934 (Commission File Number)	26-1294270 (I.R.S. Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey 08210
 (Address of principal executive offices)

(609) 465-5600
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm.

On December 10, 2012, the Audit Committee of the Board of Directors of Cape Bancorp, Inc. (the “Company”), the holding company for Cape Bank, dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective upon the completion of the 2012 fiscal year audit and filing of the Annual Report on Form 10-K with the Securities and Exchange Commission. KPMG’s audit report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2011 and 2010 and through the date of this filing, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereon in connection with its report on the financial statements, or (2) reportable events.

Following the completion of the 2012 fiscal year audit and filing of the Annual Report on Form 10-K, the Company will file an amendment to this Current Report on Form 8-K to update the disclosures contained herein through the date that KPMG completed its 2012 fiscal year audit.

The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(b)           Appointment of Independent Registered Public Accounting Firm.

On December 10, 2012, the Audit Committee of the Company’s Board of Directors appointed Crowe Horwath LLP (“Crowe Horwath”) as the Company’s independent registered public accounting firm at and for the fiscal year ended December 31, 2013. For the fiscal years ended December 31, 2011 and 2010 and up to the date of Crowe Horwath’s engagement by the Company, neither the Company, nor anyone acting on the Company’s behalf, consulted with Crowe Horwath regarding the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s consolidated financial statements. The Company had no matters that were either the subject of a disagreement, as defined in paragraph 304(a)(1)(iv) of Regulation S-K, nor any reportable event, as defined in paragraph 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2011 and 2010 and up to the date of Crowe Horwath’s engagement by the Company.

Following the completion of the 2012 fiscal year, the Company will file an amendment to this Current Report on Form 8-K to update the disclosures contained herein.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro Forma Financial Information: None
(c)	Shell company transactions: None
(d)	Exhibits: 16.1 Letter of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPE BANCORP, INC.

Date: December 18, 2012	By: /s/Guy Hackney
Guy Hackney
Chief Financial Officer
(Duly Authorized Representative)